UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

_______________________

FORM 8-K
_______________________

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15 (d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): March 17, 2005

    The Interpublic Group of Companies, Inc.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-6686	13-1024020

(State or Other Jurisdiction	(Commission File	(IRS Employer
of Incorporation)	Number)	Identification No.)

1114 Avenue of the Americas, New York, New York		10036

(Address of Principal Executive Offices)		(Zip Code)

Registrant's telephone number, including area code: 212-704-1200

(Former Name or Former Address, if Changed Since Last Report)

          Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

2004 Form 10-K Update

On March 17, 2005, The Interpublic Group of Companies, Inc. (the “Company”) issued a press release, a copy of which is attached hereto as Exhibit 99.2 and incorporated by reference herein, updating the status of the delay in its preparation of its Form 10-K for the year ended December 31, 2004 and the potential restatement of prior period financial statements. The Company is providing the following information concerning its financial reporting process:

Our financial reporting process includes extensive procedures we undertake in order to obtain reasonable assurance regarding the reliability of our published financial statements, notwithstanding the material weaknesses in internal control. We have significantly expanded our year-end closing procedures. We have expanded our review of customer contracts and agreements to address revenue recognition issues. We have increased our review procedures for lease accounting, expenditures billable to clients, receivables and inter-company transactions. In addition, we have other procedures to strengthen account analysis and reconciliations. All of the above mentioned procedures have been designed to help compensate for the Company’s material weaknesses in order to provide reasonable assurance that the financial statements are free of material inaccuracies or omissions of material fact. We are still conducting these procedures with respect to our financial statements for the fourth quarter and full year 2004. However, despite our heavy reliance on manual procedures and resources, a risk remains that not all the internal control weaknesses will be mitigated.

Update on Assessment of Internal Control Pursuant to Section 404 of the Sarbanes-Oxley Act of 2002

The Company is providing the following report on the current status of its assessment of internal control over financial reporting:

As required by Section 404 of the Sarbanes-Oxley Act of 2002, management has been conducting an assessment of our internal control over financial reporting. As defined under the rules implementing Section 404, internal control over financial reporting is a process designed to provide reasonable assurance regarding the reliability of financial reporting and the preparation of financial statements for external purposes in accordance with generally accepted accounting principles (“GAAP”). To evaluate the effectiveness of our internal control over financial reporting, management uses the criteria described in Internal Control—Integrated Framework issued by the Committee of Sponsoring Organizations of the Treadway Commission (“COSO”).

We have not yet completed our assessment of the internal control over financial reporting, but we have identified a number of material weaknesses. Based on the material weaknesses we have identified, we expect to conclude that our internal control over financial reporting was not effective as of December 31, 2004. A material weakness (within the meaning of PCAOB Auditing Standard No. 2) in internal control over financial reporting is a control deficiency, or combination of control deficiencies, that results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected.

The following is an update to our material weaknesses in internal control over financial reporting that we have identified based on our work to date, under Section 404 of the Sarbanes-Oxley Act of 2002. The items are grouped according to the components of the COSO framework to which they relate. It is possible that we will identify additional weaknesses as we complete our assessment.

Control Environment. Our control environment is improving, but it has not yet progressed sufficiently to serve as an effective foundation for all other components of internal control, as defined under COSO. Our control environment does not adequately ensure the following matters consistently across the organization: (a) compliance with our own policies and procedures, including those contained in the Interpublic Group Code of Conduct, (b) adequate financial oversight at various levels within the organization, and (c) an adequate staff of competent accounting personnel with knowledge of GAAP. In addition, heavy reliance on manual procedures persists because systematic processes are not in place to adequately identify and manage significant business risks that may impact financial statements and related disclosures.

Control Activities. We have material weaknesses in several specific control activities. In particular, the following control activities do not adequately ensure that their control objectives are achieved:

Controls relating to the processing and monitoring of inter-company transactions regarding appropriate authorization, recording, and elimination in our financial statement consolidation process.

Controls over the application of policies for appropriate revenue recognition to ensure that client contracts and fee arrangements have appropriate authorization, meet minimum documentation requirements and have been analyzed so that revenue can be recognized in accordance with GAAP.

Controls over the application of policies for appropriate revenue recognition to ensure that client contracts and fee arrangements have appropriate authorization, meet minimum documentation requirements and have been analyzed so that revenue can be recognized in accordance with GAAP.

Controls over the evaluation of real estate leases to ensure expenses are recognized in accordance with GAAP.

Controls over the documentation and analysis of acquisitions to ensure they are correctly accounted for in accordance with GAAP.

Controls relating to the timely reconciliation of financial statement accounts to ensure that these reconciliations agree to supporting documentation or ledgers, and the resolution of reconciling items are performed, in a timely, accurate and complete manner.

Controls relating to the analysis and monitoring of financial statement accounts to value and record them in a timely, accurate and complete manner.

Controls relating to transactions to ensure that the transactions are appropriately initiated, authorized, processed, documented and accurately recorded in the financial statements.

Controls over the documentation, control and monitoring of the financial results reporting process to ensure the financial statements are complete and accurate, including the proper authorization for all journal entries posted to the financial statements.

Controls over the safeguarding of assets, particularly through the segregation of responsibility and authority between initiating, processing and recording of transactions are ineffective, which could lead to the misappropriation of assets.

Information & Communication. While corporate policies and procedures regarding controls over financial reporting have been communicated throughout the organization, these communication efforts have not been sufficient to create a control conscious environment in which controls are consistently implemented and applied in an effective manner.

Monitoring. Heavy reliance on manual procedures and subsequent remedial actions persists because systematic processes are not in place to adequately monitor the performance of controls in order to identify deficiencies and take appropriate and timely action.

Consequences & Remediation Plans

Each of the Company’s material weaknesses results in more than a remote likelihood that a material misstatement of the annual or interim financial statements will not be prevented or detected. As discussed above, we are performing extensive additional work to obtain reasonable assurance regarding the reliability of our financial statements.

We have extensive work remaining to remedy the material weaknesses described above. The magnitude of the work is attributable partly to our significantly decentralized structure and the number of our disparate accounting systems of varying quality and sophistication. We are in the process of further developing a remediation plan to address our deficiencies. Our remediation plan includes continuing the rollout of an SAP information technology platform into key markets and continuing the development of our shared services centers to support our processes. As a result, we expect that this plan will extend into the 2006 fiscal year to remediate the material weaknesses we have identified.

Under the rules implementing Section 404 of the Sarbanes-Oxley Act, we are required to include in our Annual Report on Form 10-K a report of PricewaterhouseCoopers LLP (“PwC”), our independent registered public accounting firm, on our internal control over financial reporting as of December 31, 2004. We currently expect that when we file our Annual Report on Form 10-K, PwC will issue a report on internal controls which will include a disclaimer of opinion unless both management’s assessment of internal control over financial reporting and the audit work on internal controls are complete.

Special Note Regarding Forward-Looking
Statements And Other Factors

This document contains forward-looking statements. The Company’s representatives may also make forward-looking statements orally from time to time. Statements in this document that are not historical facts, including statements about management’s beliefs and expectations, constitute forward-looking statements. These statements are based on current plans, estimates and projections, and are subject to change based on a number of factors, including those outlined under the heading “Risk Factors” in the Company’s 2003 Form 10-K, September 2004 Form 10-Q and other SEC filings. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update publicly any of them in light of new information or future events.

Forward-looking statements involve inherent risks and uncertainties. A number of important factors could cause actual results to differ materially from those contained in any forward-looking statement. Such factors include, but are not limited to, the following:

•	the Company's ability to attract new clients and retain existing clients;

•	the Company's ability to retain and attract key employees;

•	risks associated with the effects of global, national and regional economic and political conditions, including with respect to fluctuations in interest rates and currency exchange rates;

•	risks arising from material weaknesses in the Company's internal control over financial reporting;

•	potential adverse effects to the Company’s financial condition, results of operations or prospects as a result of any required adjustments to prior period financial statements;

•	risks associated with the Company's inability to obtain certain waivers and amendments under the syndicated credit agreements;

•	potential adverse effects if the Company is required to recognize additional impairment charges or other adverse accounting-related developments;

•	risks associated with the Company's inability to achieve lower costs and expenses as a result of its restructuring programs;

•	potential adverse developments in connection with the ongoing SEC investigation of the Company;

•	potential downgrades in the credit ratings of the Company's securities;

•	developments from changes in the regulatory and legal environment for advertising and marketing and communications services companies around the world; and

•	the successful completion and integration of acquisitions which complement and expand the Company's business capabilities.

Investors should carefully consider these factors and the additional risk factors outlined in more detail under the heading “Risk Factors” in the Company’s 2003 Form 10-K, September 2004 Form 10-Q and other SEC filings.

Item 9.01

(c) Exhibits

Exhibit 99.1	Press Release (filed pursuant to Item 8.01)

SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE INTERPUBLIC GROUP OF COMPANIES, INC

Date: March 17, 2005	By: /s/ Nicholas J. Camera
Nicholas J. Camera
Senior Vice President, General Counsel
and Secretary

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